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6-1166-EMM-299R1

Hawaiian Airlines, Inc.
Honolulu International Airport
P.O. Box 30008
Honolulu, HI  96820-0008


Subject:          Other Matters

Reference:        Purchase Agreement No. 2252 (the Purchase Agreement) between
                  McDonnell Douglas Corporation (MDC) and Hawaiian Airlines,
                  Inc. (Customer) relating to Model 717-22A aircraft (the
                  Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.       DELIVERY SCHEDULE.

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         The provisions of Letter Agreement 6-1166-EMM-0272 would not be applicable in the event Customer requests a further delay in delivery beyond the revised delivery date.

2.       SEPTEMBER 2001 AIRCRAFT

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3.       CONFIDENTIAL TREATMENT

         Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by MDC as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of MDC, disclose this Letter Agreement or any information contained herein to any other person or entity, except to the extent that such disclosure is required by law


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or by any Government Entity (as such term is defined below), provided that
Customer gives reasonable notice to MDC so as to enable MDC to seek appropriate protective orders or, if possible, challenge the requirement of such disclosure. As used herein, "Government Entity" means (i) any national government, political subdivision thereof, or local jurisdiction therein, (ii) any instrumentality, board, commission, court, or agency of any of the above, however constituted, and (iii) any association, organization, or institution of which any of the above is a member or to whose jurisdiction any therof is subject or in whose activities any of the above is a participant.



Very truly yours,

MCDONNELL DOUGLAS CORPORATION
a wholly-owned subsidiary of
THE BOEING COMPANY


By  /s/
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Its      Attorney-In-Fact
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ACCEPTED AND AGREED TO this

Date:  March 1, 2000

HAWAIIAN AIRLINES, INC.


By  /s/
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Its
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By  /s/
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Its
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